UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 17, 2010
Date of report (Date of earliest event reported)

PepsiAmericas, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15019	13-6167838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 RBC Plaza 60 South Sixth Street Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)

(612) 661-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.

On February 17, 2010, PepsiAmericas, Inc. (the “Company”) announced that its stockholders adopted the Agreement and Plan of Merger, dated as of August 3, 2009, among the Company, PepsiCo, Inc., and Pepsi-Cola Metropolitan Bottling Company, Inc., at the special meeting of the Company’s stockholders held February 17, 2010.

A copy of the press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)       See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiAmericas, Inc.

Date:	February 17, 2010	By:	/s/ Alexander H. Ware
Alexander H. Ware
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release dated February 17, 2010.